                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                       ----------------------------------

                                    FORM 8-K

                                 Current Report

                     Pursuant To Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                       ----------------------------------


         Date of Report (Date of earliest event reported): June 12, 2006

                                  TENNECO INC.
               (Exact Name of Registrant as Specified in Charter)




           Delaware                 1-12387               76-0515284
(State or other jurisdiction of   (Commission  (I.R.S. Employer of Incorporation
 incorporation or organization)   File Number)         Identification No.)



              500 NORTH FIELD DRIVE, LAKE FOREST, ILLINOIS    60045
               (Address of Principal Executive Offices)    (Zip Code)


       Registrant's telephone number, including area code: (847) 482-5000



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

/ / Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

/ / Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

/ / Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

/ / Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 7.01      REGULATION FD DISCLOSURE

On June 12, 2006, Tenneco Inc. announced that it will participate in the 16th Annual Wachovia Securities Nantucket Equity Conference to be held in Nantucket, Massachusetts, on June 20, 2006. Mark Frissora, Tenneco's Chairman, Chief Executive Officer and President, will present at 11:45 a.m. eastern time. Tenneco will offer a listen-only webcast of Mr. Frissora's presentation. Instructions on how to access the webcast are included in the company's press release, which is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.


ITEM 9.01      FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.          Description

99.1                 Press release issued June 12, 2006

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           TENNECO INC.


Date:    June 13, 2006                     By: /s/ Timothy R. Donovan
                                              --------------------------------
                                               Timothy R. Donovan
                                               Executive Vice President and
                                               General Counsel